UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

                       June 7, 2022

Date of Report (Date of earliest event reported)

           International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
8.5% Senior Notes due 2023	INSW - PA	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

FSO JV Sale Transaction

On June 7, 2022, International Seaways, Inc. (the “Company”) issued a press release announcing the Transaction (as defined below), a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated by reference herein. The information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Second Quarter 2022 Dividend

Pursuant to our dividend policy, our Board of Directors has declared a quarterly cash dividend for the second quarter of 2022 in the amount of $0.12 per share. That dividend is payable on June 29, 2022 to all stockholders of record as of the close of business on June 17, 2022.

Section 8 – Other Events

Item 8.01	Other Events

On June 7, 2022 (the “Closing Date”), International Seaways, Inc. (the “Company”), transferred its 50% ownership interest in each of its two joint ventures, TI Africa Limited and TI Asia Limited (each a “JV” and collectively the “JVs”), to its joint venture partner Euronav NV (the “Transaction”) pursuant to a share purchase agreement (the “Agreement”) executed on the Closing Date. Each JV owns a floating storage and offshore (FSO) vessel. The purchase price values the two FSO vessels at $300 million in aggregate. Net of adjustments for working capital and expenses, the Company received approximately $140 million in cash from the sale.

The Agreement contains specified representations, warranties, covenants and indemnification provisions of the parties customary for transactions of this type. In addition, in connection with the Transaction, various other agreements governing the JVs and the JVs’ relationships with their counterparties were also amended to reflect the change in ownership and related matters. The counterparty to the service agreements under which the JVs operate consented to the Transaction.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

99.1	Press Release dated June 7, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: June 7, 2022	By:		/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 7, 2022.